Exhibit 99.1

PRESS RELEASE

Roadzen, Inc., a Leading Global Insurance Technology Company, Announces Plans to Become a Publicly Traded Company via Merger with Vahanna Tech Edge Acquisition I Corp.

•	Roadzen’s mission is to transform the insurance experience for drivers around the world by giving them lower premiums, on-road safety and seamless claim processing.

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Roadzen has built a pioneering technology platform that uses telematics, computer vision and artificial intelligence (“AI”) to transform the insurance value chain - across underwriting, distribution and claims - called the Roadzen “Insurance as a Service” (“IaaS”) platform.

•	Roadzen’s technology and insurance distribution licenses in major global markets place the company at the epicenter of the digital revolution in auto insurance.

•	The proceeds of the transaction are expected to accelerate Roadzen’s investment in its sales and growth initiatives and its technology and allow it to pursue additional strategic M&A opportunities.

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The transaction values Roadzen at a pre-money equity value of $683 million and is expected to provide up to $204 million in cash proceeds, assuming no redemptions by Vahanna’s public shareholders and prior to the payment of transaction expenses.

•	The transaction is expected to close during the second quarter of 2023.

New York, NY, February 13, 2023:

Roadzen, Inc. (“Roadzen”), a global insurance technology company, and Vahanna Tech Edge Acquisition I Corp. (“Vahanna”) (Nasdaq: VHNA), a special purpose acquisition company, announced today that they have entered into a definitive merger agreement. Upon the closing of the transaction, the combined company will operate as Roadzen Inc. and expects to be listed on Nasdaq. The transaction reflects a pre-money equity value for Roadzen of approximately $683 million. The merger is expected to close during the second quarter of 2023, subject to satisfaction of customary closing conditions. Roadzen’s CEO Rohan Malhotra will continue to lead the combined company following the closing of the transaction.

Roadzen Overview

Roadzen is a leading insurance technology company on a mission to transform global auto insurance powered by advanced AI. At the heart of Roadzen’s mission is its commitment to create transparency, efficiency, and a seamless experience for the millions of end customers who use its products through its insurer, original equipment manufacturer (“OEM”), and fleet (such as trucking, delivery, and commercial fleets) partners. Roadzen seeks to accomplish this by combining computer vision, telematics and AI with continually updated data sources to provide a better way of building auto insurance products, processing claims and improving driver safety. In 2022, Roadzen signed acquisition agreements to expand into the lucrative U.S. and U.K. markets.

Key Highlights

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Roadzen’s business-to-business-to-consumer focused business model across brokerage and technology sales has grown to $9.8 million in total consolidated revenue for the fiscal year ended March 31, 2022 and is expected to generate approximately $59 million and $118 million in total consolidated revenue for the fiscal years ending March 31, 2023 and 2024, respectively.

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Roadzen has 39 major customers in the insurance and automotive industry and more than 2,000 customers that are smaller agents and fleets with significant opportunities to upsell and cross-sell products within existing clients and a robust sales pipeline of new clients.

•	Secular tailwinds such as rapid advances in AI, digitization of insurance and growth in vehicle connectivity and software are expected to support Roadzen’s continued growth.

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Proven M&A track record of strategic transactions for lowering insurance distribution costs, entering new geographies and introducing new products for its customer base across fleet, insurance and automotive industries.

•	Visionary, experienced, and diverse team of software, AI research, insurance and mobility specialists across the world.

Management Comments

Rohan Malhotra, Chief Executive Officer and Founder of Roadzen, said:

“We set out with a bold and ambitious vision – to build the world’s leading technology company at the intersection of insurance and mobility. We are committed to our long-term vision and believe this is a firm next step in that journey. Our team, technology, business strategy and an ecosystem of world-class partners will create significant and strong growth for years to come. We are thrilled to partner with Vahanna and its incredible team of investors and operators to unlock this growth.”

Saurav Adhikari, Chairman of Vahanna, said:

“Vahanna’s conviction is that technology companies leveraging India’s highly developed tech ecosystem can vault to the global markets accessing capital and resources, to catalyze growth and transform industries. Roadzen, with its highly talented management team, AI technology prowess, and sharp focus on auto insurance, provides our investors a unique opportunity to participate in an industry under significant transformation.”

Vinode Ramgopal, Chairman of Vahanna’s sponsor, Vahanna LLC, said:

“We are delighted to sponsor Roadzen’s entry to the public market. It is exemplary of the Vahanna thesis that the next generation of U.S.-Indian technology companies belong on the global public markets, and that SPACs, especially operator-led SPACs, can play a vital role in helping their founders manage public market preparedness. We believe the combination of Vahanna’s institutional bench, in support of Roadzen’s exceptional founder and entrepreneurial vision, promises a new market leader.”

Transaction Overview:

The transaction implies a pro forma equity value post-closing of approximately $965 million. Estimated cash proceeds from the transaction are expected to consist of Vahanna’s $204 million of cash held in trust (assuming no redemptions) and prior to the payment of transaction expenses. The proceeds of the transaction are expected to fund Roadzen’s organic growth initiatives and M&A strategy.

All of Roadzen’s existing shareholders are rolling 100% of their equity into the combined company. Upon the closing of the transaction, and assuming none of Vahanna’s public shareholders elect to redeem their shares, existing Roadzen shareholders are expected to own 73.2% of the combined company.

Completion of the proposed transaction is subject to customary closing conditions, including the approval of Vahanna’s shareholders and the satisfaction of a $50 million minimum cash condition.

The boards of directors of each of Vahanna and Roadzen have approved the transaction. The transaction will require the approval of the shareholders of both Vahanna and Roadzen, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close during the second quarter of 2023.

Additional information about the proposed transaction, including a copy of the merger agreement, will be provided in a Current Report on Form 8-K that will be filed by Vahanna with the Securities and Exchange Commission (the “SEC”) and will be available at www.sec.gov.

Advisors

Winston & Strawn LLP is acting as legal counsel to Roadzen. Mizuho Securities USA LLC (“Mizuho”) and Pi Capital LLC are acting as financial advisors to Vahanna. Gibson, Dunn & Crutcher LLP and DMD Advocates are acting as legal counsels to Vahanna. Sidley Austin LLP is acting as legal counsel to Mizuho and Sheumack GMA is acting as Fairness Opinion advisor to Vahanna’s board of directors.

About Vahanna

Vahanna Tech Edge Acquisition I Corp. is a blank check company incorporated on April 22, 2021, as a British Virgin Islands business company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About Roadzen

Roadzen is a leading insurance technology company on a mission to transform global auto insurance powered by advanced AI. At the heart of Roadzen’s mission is its commitment to create transparency, efficiency, and a seamless experience for the millions of end customers who use its products through insurer, OEM, and fleet (such as trucking, delivery, and commercial fleets) partners. Roadzen seeks to accomplish this by combining computer vision, telematics and AI with continually updated data sources to provide a more efficient, effective and informed way of building auto insurance products, processing claims and improving driver safety. Roadzen has been recognized as a top innovator in the insurtech space by Forbes and was recently awarded as the 2022 AI company of the year by Financial Express (India).

Roadzen is an insurance technology company building an end-to-end platform addressed towards insurance for mobility using an IaaS platform. Roadzen’s IaaS has a suite of products that work cohesively to address the auto insurance value chain. Founded in 2015, Roadzen has over 300 employees. Roadzen has received global recognition, having recently won two awards at the 2022 Global Artificial Intelligence Summit & Awards for the “Best Use of AI in Mobility” and “Best Use of AI in Insurance”. In October 2021, Roadzen was recognized by Forbes Magazine as a Top 10 Technology & AI Innovators and, in 2022, Roadzen was recognized by Financial Express as the AI Startup of the Year.

Important Information About the Business Combination and Where to Find It

Vahanna intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to Vahanna’s shareholders in connection with its solicitation of proxies for the vote by Vahanna’s shareholders with respect to the business combination and other matters as may be described in the registration statement, as well as the prospectus, and relating to the offer and sale of the securities to be issued in the business combination. After the registration statement is declared effective, Vahanna will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Vahanna’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Roadzen, Vahanna and the business combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Vahanna as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Vahanna’s secretary at 1230 Avenue of the Americas, 16th Floor, New York, NY 10020.

Participants in the Solicitation

Vahanna and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Vahanna’s shareholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of Vahanna’s directors and officers in Vahanna’s filings with the SEC, including Vahanna’s

Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022, and such information and names of Roadzen’s directors and executive officers will also be in the Registration Statement on Form S-4 to be filed with the SEC by Vahanna, which will include the proxy statement/prospectus of Vahanna for the business combination. Shareholders can obtain copies of Vahanna’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov. Roadzen and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Vahanna in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the business combination when available.

Forward-Looking Statements

Certain statements, estimates, targets and projections in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or Vahanna’s or Roadzen’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which Roadzen operates and anticipated growth in demand for Roadzen’s services, projections of Roadzen’s future financial results and other metrics, the satisfaction of closing conditions to the proposed business combination and the timing of the completion of the proposed business combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Vahanna and its management, and Roadzen and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of subsequent definitive agreements with respect to the proposed business combination; (ii) the outcome of any legal proceedings that may be instituted against Vahanna, Roadzen, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Vahanna or Roadzen; (iv) the inability of Roadzen to satisfy other conditions to closing; (v) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (vi) the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations of Roadzen as a result of the announcement and consummation of the proposed business combination; (viii) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to maintain relationships with customers, suppliers, labor unions and other organizations that have a role in the business of Roadzen and the ability of the combined company to retain its management and key employees; (ix) costs related to the business combination; (x) changes in applicable laws or regulations, including those affecting the industries in which the combined company will operate; (xi) the possibility that Roadzen or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xii) Roadzen’s estimates of expenses and profitability; (xiii) the evolution of the markets in which Roadzen competes; (xiv) the ability of Roadzen to implement its strategic initiatives and continue to innovate its existing offerings; (xv) the ability of Roadzen to satisfy regulatory requirements; (xvi) the impact of the COVID-19 pandemic on Roadzen’s and the combined company’s business; and (xvii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Vahanna’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022, and other risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to Vahanna’s shareholders and related registration statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents to be filed with the SEC by Vahanna.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Vahanna nor Roadzen undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Vahanna or Roadzen, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contacts

Investor Contacts:

Roadzen: Raghav Kansal (raghav@roadzen.io)

Vahanna: Raahim Don (raahim@vahanna.com)

Media Contacts:

Name: Sanya Soni

Email: sanya@roadzen.io